UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): September 23, 2019

CARNEGIE DEVELOPMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-207583	90-0712976
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3495 Lakeside Drive, #1087 Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 345-8561

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) Effective as of September 23, 2019, stockholders of Carnegie Development, Inc., a Nevada corporation (the "Company" or the “Registrant”) holding 97.2% of the voting power among all stockholders of the Company, appointed Sada Cumber, as the Chairman of the Board of Directors and CEO and appointed John S. Butler and Geoffrey S. Connor as members of the Board of Directors, each, effective from 1st October, 2019 or for a term consisting of three years, expiring September 30, 2022, or until their respective successors are duly elected.

For more than the past five years, Mr. Cumber has been a self-employed entrepreneur focused on a myriad of small and large industries. Mr. Cumber served as the first U.S. Special Envoy to the OIC, a 57-nation NGO. As a U.S. ambassador he engaged in hard and soft diplomacy, advancing the interests of America and its allies while building new partnerships and keeping pressure on America’s rivals. Additionally, drawing on his diplomatic, international, and entrepreneurial experience, he speaks and lectures internationally. He has been written about and quoted in publications including Forbes, The Wall Street Journal, and Business Journal. His editorials have appeared in The Hill and Daily Signal. Prior to his appointment as Special Envoy, Mr. Cumber was a technology entrepreneur who founded over a dozen companies, some of which were acquired by Fortune 500 companies; most notable – Chairman and CEO of Psionic Technologies, Inc. (a cybersecurity firm acquired by Cisco Systems, NASDAQ: CSCO); Co-founder of Applied Science Fiction (assets acquired by Kodak, NYSE: EK); owner of Triumph Flexo Industries (acquired by American Greetings, NYSE: AM). Mr. Cumber’s current projects include Eden LLC memory care, Plumbrook Global Consulting Company, and TCMS, which is developing a digital device that applies cosmetics pixel by pixel on human skin. At the intersection of entrepreneurship with public policy and higher education, Mr. Cumber has chaired the Texas 5-Year Strategic Plan for International Business and served on the Texas Economic Development Board, the Texas Emerging Technology Fund, World Congress Information Technology, the Texas Business Council, the Governor’s Task Force on Higher Education, and the Texas Higher Education Coordinating Board. Mr. Cumber was born in 1951. He holds a bachelor’s degree in Commerce and a master’s degree in History, both from the University of Karachi.

Professor John Sibley Butler is a globally recognized expert in management, entrepreneurship, sociology, and the interconnectivity between them. His research is in the areas of organizational behavior and new venture development. At the University of Texas at Austin he holds the J. Marion West Chair for Constructive Capitalism in the Graduate School of Business (Department of Management) and the Darrell K. Royal Regents Professorship in Ethics and American Society (Sociology). From 2002 to 2013 he directed the IC2 Institute, an organization dedicated to the creation of new ventures throughout the world, where he continues to serve as Research Fellow. He is a former director of Herb Kelleher Center for Entrepreneurship. Professor Butler also occupies the Distinguished Visiting Professor position at Aoyama Gakuin University in Tokyo, Japan, where he lectures on new venture start-ups and general entrepreneurship and holds the same status at Peking University in China. His vision was essential in the emergence of Austin, Texas as a technology hub. He has served as a consultant for many firms as well as the U.S. Military. At this time Professor Butler is Management Consultant for State Farm Insurance Companies. He was a distinguished member of the Advisory Team of Governor George Bush’s 2000 Presidential Campaign. Professor Butler has appeared on over 30 radio and television programs, including Eye on America (CBS Nightly News), The Jim Leher News Hour, CBS Radio Talk Show, The Osgood Report, and Public Radio. His research has appeared in The Wall Street Journal, The New York Times, The Chicago Tribune, Time Magazine, U.S. News and World Report, and other newspapers and magazines across America. His publications include Framework for Research on Leadership, Cohesion, and Values; Entrepreneurship and Self-Help Among Black Americans: A Reconsideration of Race and Economics; All That We Can Be: Black Leadership and Racial Integration the Army Way (with Charles C. Moskos – winner of the Washington Monthly Best Book Award); and Immigrant and Minority Entrepreneurship: The Continuous Rebirth of American Communities (with George Kozmetsky, forthcoming). Professor Butler was born in 1947. He earned his undergraduate from Louisiana State University in Baton Rouge and his Ph.D. from Northwestern University in Evanston, Illinois. He is a decorated Vietnam Veteran.

Geoffrey S. Connor is an attorney, businessman, former government official, consultant, scholar and advisor in international, regulatory, environmental, and governmental affairs. Mr. Connor served as Texas Secretary of State from 2003 to 2005, after having served as Deputy Secretary of State 2001 to 2003. He was the first modern Texas Secretary of State to use the office to promote Texas business internationally. As the state’s chief international officer, Connor led trade missions to many diverse countries, including China, Mexico, Brazil, France, Japan, Trinidad and Tobago, Vietnam, and Ethiopia. He also hosted visiting international dignitaries and investor groups in Texas making it one of the leading destinations for foreign investment. During Mr. Connor’s tenure, Texas overtook California as America’s largest exporting state. His previous public service included senior positions in the Governor’s Office, Department of Agriculture and Texas Commission on Environmental Quality. In the private sector, Mr. Connor practiced at top-tier law firms in administrative, regulatory and governmental affairs. He cofounded Texas Global, an international strategic consulting firm that advised clients on government affairs, economic development, and corporate growth. Mr. Connor was also a cofounder of a boutique investment advisory firm. Mr. Connor has maintained a strong international focus with ties to a variety of international communities in Texas and the United States. He is frequently sought as a speaker on issues of international politics, regulatory law, the world economy, and cross-cultural cooperation. He also serves as a contact and advisor for foreign businesses and organizations seeking to achieve business or policy goals in the U.S., as well as by U.S. entities looking to enhance their performance or impact abroad. His continued work with international clients has taken him to the UAE, Malta, New Zealand, Barbados, Pakistan and India. Mr. Connor served as an international election monitor for presidential elections in Liberia in 2006, Georgia in 2008, and Ukraine in 2010. He is a National Security Fellow with the Clements Center for National Security at the University of Texas at Austin. He previously worked as Director of Strategy for the Center and helped to organize conferences of leading scholars in the fields of national security, diplomacy, intelligence and defense. Mr. Connor is active in a number of civic, educational, and professional organizations. He is a member of the Board of Directors for the Asia Society of Texas, the Liberal Arts Advisory Board of Texas State University and the Austin Council on Foreign Affairs. He is member of the Explorers Club of New York, the Venerable Order of St. John, the Sovereign Military Order of the Temple of Jerusalem, and also serves as a JAG officer in the Texas State Guard. He has a BA in International Studies from Texas State University, a JD from the University of Texas Law School, a Graduate Certificate in Intelligence Studies from the Bush School of Texas A&M University, and a PhD in History from the University of Texas. He is the author of The Rise of Houston as a Global City, to be published by Texas A&M University Press in 2020. Geoffrey S. Connor was born in1963.

SECTION 8. OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On September 23, 2019 the Company launched its new website, www.carnegie-development.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNEGIE DEVELOPMENT, INC. (formerly, Escue Energy, Inc.)

Dated: September 23, 2019	By:	/s/ Saskya Zuniga
Saskya Zuniga
Treasurer

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